                                                                     EXHIBIT 4.7

                               February 10, 1997



       GOLDMAN, SACHS & CO.
       85 Broad Street
       New York, New York  10004

       DEUTSCHE MORGAN GRENFELL INC.
       31 West 52nd Street
       New York, New York  10019

       MERRILL LYNCH, PIERCE,
        FENNER & SMITH INCORPORATED
       World Financial Center-North tower
       250 Vesey Street
       New York, New York  10287-1325

       Dear Sirs:

                 Integon Capital I, a statutory business trust created pursuant to a Trust Agreement, as amended and restated (the "Trust Agreement"), under the laws of the state of Delaware (the "Trust"), proposes to issue and sell to certain purchasers (the "Initial Purchasers"), upon the terms set forth in a purchase agreement, dated February 5, 1997 (the "Purchase Agreement"), $100,000,000 liquidation amount of 10 3/4% Capital Securities, Series A (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). Capitalized terms used but not specifically defined herein are defined in the Purchase Agreement.

                 The Trust exists for the sole purpose of issuing its trust interests and investing the proceeds thereof in 10 3/4% Junior Subordinated Deferable Interest Debentures, Series A (the "Junior Subordinated Debentures") to be issued by Integon Corporation, a Delaware corporation (the "Company"). The Company has, through a Guarantee Agreement, the Trust Agreement, the Junior Subordinated Debentures, the Indenture under which the Junior Subordinated Debentures are issued (the "Indenture") and an Expense Agreement (the "Guarantee" and, together with the Capital Securities and the Junior Subordinated Debentures, the "Securities") guaranteed certain obligations in respect of the Capital Securities. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company and the Trust agree with you, for the benefit of the holders of the Capital Securities (including the Initial Purchasers) (the "Holders"), as follows:

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

            1. REGISTERED EXCHANGE OFFER. The Company and the Trust shall use their best efforts to file with the Commission within 90 calendar days after the Closing Date a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Registered Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for (a) the Capital Securities a like amount of a new series of capital securities of the Trust (the "Exchange Capital Securities") with terms substantially identical to those of the Capital Securities (except that the Exchange Capital Securities will not contain terms with respect to transfer restrictions under the Securities Act, and will be entitled, to the extent applicable, to the benefits of trust indentures which have been qualified under the Trust Indenture Act), (b) the Guarantee the Company's guarantee in respect of the Exchange Capital Securities (the "Exchange Guarantee") with terms substantially identical to those of the Guarantee (except that the Exchange Guarantee will not contain terms with respect to transfer restrictions under the Securities Act) and (c) the Junior Subordinated Debentures a like amount of a new series of junior subordinated debentures (the "Exchange Junior Subordinated Debentures" and, together with the Exchange Capital Securities and the Exchange Guarantee, the "Exchange Securities") with terms substantially identical to those of the Junior Subordinated Debentures (except that the Exchange Junior Subordinated Debentures will not contain terms with respect to transfer restrictions under the Securities Act, and will be entitled, to the extent applicable, to the benefits of trust indentures which have been qualified under the Trust Indenture Act), shall use their best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 120 calendar days of the Closing Date and shall keep the Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer, if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company and the Debenture Trustee or such other bank or trust company reasonably satisfactory to you, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture except for the transfer restrictions relating to the Securities (as described above).

                 Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Trust shall promptly commence the Registered Exchange Offer. An exchange for purposes of clauses (i) and
       (ii) of the next sentence will be deemed to have been completed only if the Exchange Securities received by holders, other

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       than holders that are unable to make the representations set forth in the penultimate paragraph of Section 1 or are referred to in clause (iv) of
       Section 2 hereof, are, upon receipt, transferable by each such holder without restriction under the Securities Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of
       (i) the Company and the Trust having exchanged the Exchange Securities for all outstanding Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer Registration Period. The Company and the Trust acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if any Initial Purchaser elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment it is required to deliver a prospectus, containing the information required by Items 507 and/or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such a sale.

                 In connection with the Registered Exchange Offer, the Company and the Trust shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less that 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

            (c) utilize the services of a Depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


            (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e) otherwise comply in all respects with all applicable laws applicable to the Registered Exchange Offer.

                 As soon as practicable after the close of the Registered Exchange Offer, the Company and/or the Trust, as the case may be, shall:

            (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

            (b) deliver to the Property Trustee for cancellation all Capital Securities so accepted for exchange; and

            (c) cause the Property Trustee promptly to authenticate and deliver to each holder of Capital Securities, Exchange Capital Securities equal in liquidation amount to the Capital Securities of such holder so accepted for exchange.

                 The Company shall make available for a period of 180 days after the consummation of the Registered Exchange Offer, a copy of the prospectus forming part of the Exchange Offer Registration Statement to any broker-dealer for use in connection with any resale of any Exchange Securities. The Company shall keep the Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of (i) either (a) the expiration of the 180th day after the Exchange Offer has been completed or (b) in the event the Company and the Trust have at any time suspended the use of the prospectus contained in the Exchange Offer Registration Statement pursuant to Section 4(b) hereof, the day beyond the 180th day after the Exchange Offer has been completed that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Trust give notice pursuant to Section 4(b) hereof to and including the date when broker-dealers receive an amended or supplemented prospectus necessary to permit resales of Exchange Securities or to and including the date on which the Company and the Trust give a Resumption Notice (as defined in Section 4(x)) or (ii) such time as such broker-dealers no longer own any Exchange Securities whose resales by them are subject to the prospectus delivery requirements

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

       under the Securities Act. With respect to such registration statement, each broker-dealer that holds Exchange Securities received in an Exchange Offer in exchange for Securities not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Section 6 hereof in connection with resales of Exchange Securities during the Resale Period.


                 Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Trust that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company within the meaning of the Securities Act.

                 Notwithstanding any other provisions hereof, the Company and the Trust will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           2. SHELF REGISTRATION. If (i) the Company and the Trust are not required to file the Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) for any reason the Exchange Offer Registration Statement is not declared effective within 120 calendar days after the Closing Date, (iii) the Company has received an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (x) the Trust is, or will be, within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

       Junior Subordinated Debentures or Exchange Junior Subordinated Debentures, (y) interest payable by the Company on such Junior Subordinated Debentures or Exchange Junior Subordinated Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (z) the Trust is, or will be within 90 days of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iv) any holder of Transfer Restricted Securities notifies the Company or the Trust on or by the 20th business day following the consummation of the Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Capital Securities, the Exchange Guarantees and the Exchange Junior Subordinated Debentures acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Capital Securities acquired directly from the Trust or an affiliate of the Trust, or (v) if the Company so elects, then the following provisions shall apply:

            (a) The Company and the Trust shall use their best efforts as promptly as practicable to file with the Commission and thereafter shall use their best efforts to cause to be declared effective a "shelf" registration statement on an appropriate form under the Securities Act providing for the registration of, and the sale on a con tinuous or delayed basis by the holders of, all of the Transfer Restricted Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

            (b) The Company and the Trust shall use their best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period ending on the earlier of (i) (x) the third anniversary of the Closing Date, (y) the expiration of the period following the Closing Date after which Rule 144(k) under the Securities Act generally becomes available to non-affiliates of an issuer or (z) in the event the Company and the Trust have at any time suspended the use of the prospectus contained in the Shelf Registration Statement pursuant to Section 4(b) hereof, the date beyond the earlier of the periods referred to in clauses
       (x) and (y) that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Trust give notice of such suspension pursuant to Section 4(b) to and including the date when holders of Securities receive

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

       an amended or supplemented prospectus necessary to permit resales of Securities under the Shelf Registration Statement or to and including the date on which the Company and Trust give a Resumption Notice or (ii) such time as all of the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or pursuant to Rule 144 (in any such case, such period being called the "Shelf Registration Period"). The Company and the Trust shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action, in the opinion of the Company after consulting with legal counsel, is required by applicable law.

            (c) Notwithstanding any other provisions hereof, the Company and the Trust will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3.   LIQUIDATED DAMAGES.

                 (a) The parties hereto agree that the Holders of Securities will suffer damages if the Company fails to fulfill its obligations under
       Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 90 calendar days after the Closing Date, (ii) the Exchange Offer Registration Statement or, as the case may be, the Shelf Registration Statement, is not declared effective within 120 calendar days after the Closing Date, (iii) the Exchange Offer is not consummated on or prior to 30 business days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, or (iv) the Shelf Registration Statement is filed and declared effective within 120 calendar days after the Closing Date but shall thereafter cease to

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 30 calendar days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will pay to holders of Transfer Restricted Securities (as defined below) as liquidated damages, additional interest in respect of the Junior Subordinated Debentures, and corresponding distributions shall accumulate on the Liquidation Amount of Capital Securities, at a rate of 0.25% per annum until (i) the applicable Registration Statement is filed, (ii) the Exchange Registration Statement is declared effective and the Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. "Transfer Restricted Securities" means each Capital Security, Guarantee and Junior Subordinated Debenture until
       (i) the date on which such securities have been exchanged for a freely transferable Exchange Capital Security, Exchange Guarantee and Exchange Junior Subordinated Debenture in the Exchange Offer, (ii) the date on which such securities have been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such securities are distributed to the public pursuant to Rule 144 under the Securities Act or are salable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to the holder of Transfer Restricted Securities if such holder: (a) failed to comply with its obligations to make the representations in the second to last paragraph of Section 1; or
       (b) failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

            (b) The Company and the Trust shall notify the Property Trustee under the Trust Agreement immediately upon the happening of each and every Registration Default. The Company shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Property Trustee (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m. New York City time on the next date specified by the Trust Agreement and the Capital Securities for the payment of cash distributions in respect of the Capital Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each distribution payment date specified by the Trust Agreement and the Capital Securities to the record holder entitled to receive this distribution payment to be made on such date. Each obligation

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

       to pay liquidated damages shall be deemed to accrue from and including the applicable Registration Default.

            (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to be declared effective or to remain effective, or (iii) the Exchange Offer Registration Statement to be declared effective and the Exchange Offer to be consummated, to the extent required by this Agreement.

            4. REGISTRATION PROCEDURES. In connection with any Registration Statement, the following provisions shall apply:

                 (a) The Company and the Trust shall (i) furnish to you, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that any of the Initial Purchasers (with respect to any portion of an unsold allotment from the original offering) are participating in the Registered Exchange Offer or the Shelf Registration, shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose; (ii) with respect to an Exchange Offer Registration Statement, include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

                 (b) The Company and the Trust shall advise you and, in the case of a Shelf Registration Statement, the Holders (if applicable), and, if requested by you or any such Holder, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

                 (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                 (ii) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                 (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose;

                 (iv) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                 (v) of the happening of any event that requires the making of any changes in the Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

             (c) The Company and the Trust will use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

             (d) The Company and the Trust will furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

            (e) The Company and the Trust will deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Trust consent to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the prospectus or any amendment or supplement thereto.

            (f) The Company and the Trust will furnish to each Exchanging Dealer or Initial Purchaser, as applicable, which so requests, without charge, at least one copy of the Exchange offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Exchanging Dealer or Initial Purchaser, as applicable, so requests in writing, all exhibits (including those incorporated by reference).

            (g) The Company and the Trust will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Exchanging Dealer or Initial Purchaser, as applicable, without charge, as many copies of the prospectus included in such Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, and any amendment or supplement thereto as such Exchanging Dealer or Initial Purchaser, as applicable, may reasonably request for delivery by (i) such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer or (ii) such Initial Purchaser in connection with a sale of Exchange Securities received by it in exchange for Securities constituting any portion of an unsold allotment; and the Company and the Trust consent to the use of the prospectus or any amendment or supplement thereto by any such Exchanging Dealer or Initial Purchaser, as applicable, as aforesaid.

            (h) Prior to any public offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company and the Trust will use their best efforts to register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       Statement; provided, however, that the Company and the Trust (or any subsidiary or affiliate of the Company) will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

            (i) The Company and the Trust will cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing prior to delivery of Securities or Exchange Securities pursuant to such Registration Statement.

            (j)  Upon the occurrence of any event contemplated by para graphs
       (b)(ii) through (v) above during the period for which the Company and the Trust are required to maintain an effective Registration Statement, the Company and the Trust will promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as so amended or supplemented, the prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Not later than the effective date of the applicable Registra tion Statement, the Company and the Trust will provide a CUSIP number for the Securities or Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders not later than 90 days after the end of the 12 month period beginning at the end of the fiscal quarter in which the applicable Registration Statement first became effective under the Securities Act, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

            (m) The Company and the Trust will cause the Trust Agreement and the Indenture or the Exchange Securities Indenture, as the case may

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

            (n) The Company and the Trust may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably request in writing for inclusion in such Registration Statement, but only to the extent that such information is required in order to comply with the Securities Act or the Rules of the NASD, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

            (o) The Company and the Trust shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate liquidation amount of Capital Securities or Exchange Capital Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of Securities pursuant to any Shelf Registration Statement.

            (p) In the case of a Shelf Registration Statement, the Company shall provide to any of (A) the holders of the securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of
       Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent and (E) not more than one counsel for all the holders of such securities who so request of the Company in writing the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto.

            (q) In the case of a Shelf Registration Statement, for a reasonable period prior to the filing thereof, the Company shall (i) make reasonably available for inspection by the persons referred to in Section 4(p) who shall certify to the Company and the Trust that they have a current intention to sell the Securities pursuant to the Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and the Subsidiaries and (ii) use reasonable efforts to have Company's and the Subsidiaries' officers,

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

       directors, employees, counsel, accountants and independent auditors supply all relevant information reasonably requested by such persons (each, an "Inspector") in connection with any such Registration Statement, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, subject to executing a confidentiality undertaking in customary form with respect to confidential or proprietary information of the Company or such Subsidiary.

            (r) In the case of a Shelf Registration Statement, the Company and the Trust shall, if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission that such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Securities, including information with respect to the principal amount of Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

            (s) In the case of a Shelf Registration Statement, the Company and the Trust, shall (A) make such representations and warranties to the holders of such Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made by the Company in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company and an opinion of counsel to the Trust in each case in customary form and covering such matters, of the type customarily covered by such an opinion, and in the case of the Company as customarily given in public offerings of the Company's debt securities as the managing underwriters, if any, or as any holders of at least 25% in aggregate principal amount of the Securities at the time outstanding may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) to the extent permitted by Statement of Auditing Standards No. 72, obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling holders of Securities, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type in public offerings of debt securities of the Company; (D) deliver such documents and certificates, including officers' or trustees' or Administrative Trustees' certificates, as applicable, as may be reasonably requested by any holders of at least 25% in aggregate principal amount of the Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Trust, as applicable; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof.

            (t) The Company will use reasonable efforts to cause the Capital Securities or the Exchange Capital Securities, as applicable, covered by a Registration Statement to be rated with an appropriate rating agency, if so requested by Holders of a majority in aggregate liquidation amount of Capital Securities covered by such Registration Statement or the Exchange Capital Securities, as the case may be, or by the managing underwriters, if any.

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED



            (u) The Company will use reasonable efforts to cause the Capital Securities or the Exchange Capital Securities, as applicable, relating to such Registration Statement to be listed on each securities exchange, if any, on which debt securities issued by the Company are then listed, if so requested by Holders of a majority in aggregate liquidation amount of Capital Securities covered by such Registration State ment or the Exchange Capital Securities, as the case may be, or by the managing underwriters, if any.

            (v) In the case of a Shelf Registration Statement, the Company and/or the Trust shall notify in writing each holder of Securities of any proposal by the Company and/or the Trust to amend or waive any provision of this Registration Rights Agreement pursuant to Section 9(a) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

            (w) In the case of a Shelf Registration Statement, in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Conduct and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Trust shall assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules shall so require, permitting a "qualified independent underwriter" (as defined in such Rules (or any successor thereto)) to participate in the preparation of the registration statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Conduct of the NASD.

            (x) In the case of a Shelf Registration Statement, each Holder of Securities agrees by acquisition of such Securities that, upon receipt of any notice of the Company pursuant to Section 4(b)(ii) through (v) hereof, such Holder

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       will discontinue disposition of such Securities covered by such Registration Statement until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) hereof, or until advised in writing (the "Resumption Notice") by the Company that the use of the applicable prospectus may be resumed.

            5. REGISTRATION EXPENSES. The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's and the Trust's performance of or compliance with this Registration Rights Agreement, including the reasonable fees and disbursements of one firm of attorneys (in addition to local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities to be sold pursuant to a Registration Statement (the "Special Counsel") acting for the Holders in connection therewith (the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder, or any placement or sales agent therefor or underwriter thereof on behalf of the Company or the Trust, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor with appropriate documentation in support thereof. The Holders shall be responsible for all underwriting commissions and discounts in the case of a Shelf Registration Statement.

            6.   INDEMNIFICATION.

                 (a)  Upon the registration of the Securities pursuant to
       Section 1 or 2 hereof, and in consideration of the agreements of the Initial Purchasers contained herein, and as an inducement to the Initial Purchasers to purchase the Capital Securities, each of the Company and the Trust shall, and it hereby agrees jointly and severally to, indemnify and hold harmless each of the holders of Securities to be included in such registration, and each person who participates as an underwriter in any offering or sale of such Securities and each person who controls any such person against any losses, claims, damages or liabilities, joint or several, to which such holder or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company or the Trust to any such

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and each of the Company and the Trust shall, and it hereby agrees jointly and severally to, reimburse each such holder or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Trust by holders of Securities expressly for use therein. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have.

            (b) The Company and the Trust may require, as a condition to including any Securities in any registration statement filed pursuant to
       Section 1 or 2 hereof or to entering into any underwriting agreement with respect thereto, that the Company and the Trust shall have received an undertaking reasonably satisfactory to it from the holder of such Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to indemnify and hold harmless the Company and the Trust, each of the Company's directors, and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Trust, but only with reference to written information furnished to the Company and the Trust by or on behalf of such person specifically for use in any registration statement, or any preliminary or final or summary prospectus contained therein or any amendment or supplement thereto. This indemnity agreement will be in addition to any liability which any such person may otherwise have.

            (c) Promptly after receipt by an indemnified party under Section 6(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, however, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any obligation that it may have pursuant to this Section except to the extent it has been materially prejudiced by such failure; provided

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       further, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than on account of this Section. If any such claim or action shall be brought against an indemnified party, and the indemnified party notifies the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party, provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       such indemnified party or parties. Each indemnified party shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein (other than by reason of the exceptions to the indemnification obligations set forth in such Sections), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwith standing the provisions of this Section, an indemnifying party that is a holder of Transfer Restricted Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to any contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Securities registered or underwritten, as the case may be, by them and not joint.

            7. RULES 144 AND 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any holder of Transfer Restricted Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       deemed to require the Company or the Trust to register any of its securities pursuant to the Exchange Act.

            8. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate liquidation amount of Capital Securities to be included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed). The Holders shall be responsible for all underwriting commissions and discounts.

                 No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9.   MISCELLANEOUS.

                 (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Trust have obtained the written consent of Holders of a majority in aggregate liquidation amount of the Capital Securities and the Exchange Capital Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Securities whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate liquidation amount of the Capital Securities or Exchange Capital Securities being sold by such Holders pursuant to such Registration Statement.

                 (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED

            (1) if to a Holder, at the most current address given by such Holder to the Trust in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee under the Trust Agreement;

            (2) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

            (3) if to the Company or the Trust, initially at the address set forth in the Purchase Agreement.

                 All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; when answered back, if faxed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (c) SUCCESSORS AND ASSIGNS. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Securities shall, in any manner, whether by gift, bequest, purchase, operation of law or otherwise acquire Transfer Restricted Securities, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Registration Rights Agreement.

            (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED



            (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f)  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
       TRIAL.

                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY AND THE TRUST HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AND THE TRUST IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A TRANSFER RESTRICTED SECURITY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

            (g) REMEDIES. In the event of a breach by the Company, the Trust or a holder of Transfer Restricted Securities, of any of their obligations under this Agreement, each holder of Transfer Restricted Securities or the Company or the Trust, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or the Trust of their obligations under Sections 1 and 2

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, the Trust and each holder of Transfer Restricted Securities agree that, except for such liquidated damages, when payable monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (h) NO INCONSISTENT AGREEMENTS. The Company and the Trust have not, nor shall they on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company and the Trust have not previously entered into any agreement which remains in effect granting any registration rights with respect to any capital securities to any person. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, the Company and the Trust shall not grant to any person the right to request the Company to register any capital securities of the Company or the Trust under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the holders of Transfer Restricted Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of the Agreement.

            (i) NO PIGGYBACK ON REGISTRATIONS. Neither the Company nor any of its securityholders (other than the holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Exchange Offer other than Transfer Restricted Securities.

            (j) SEVERABILITY. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or enforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term,

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED


       provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (k) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Securities pursuant to the Purchase Agreement and the transfer and registration of Securities by such holder and the consummation of an Exchange Offer.

            (l) INSPECTION. For so long as this Registration Rights Agreement shall be in effect, this Registration Rights Agreement and a complete list of the names and addresses of all the holders of Securities shall be made available, upon reasonable prior notice to the Company, the Property Trustee or the Trustee under the Indenture, as applicable, for inspection and copying on any business day by any holder of Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof referenced in Section 9(b) above, at the office of the Property Trustee or at the office of the Trustee under the Indenture.

       GOLDMAN, SACHS & CO.
       DEUTSCHE MORGAN GRENFELL INC.
       MERRILL LYNCH, PIERCE, FENNER &
         SMITH INCORPORATED




                 Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                      Very truly yours,

                                      INTEGON CAPITAL I



                                      By: /s/ John B. Yorke
                                         -------------------------------
                                         Name: John B. Yorke
                                         Title: Administrative Trustee


                                      INTEGON CORPORATION



                                      By: /s/ John B. Yorke
                                         --------------------------------
                                         Name:   John B. Yorke
                                         Title:

       Accepted as of the date hereof:
       Goldman, Sachs & Co.
       Deutsche Morgan Grenfell Inc.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated



       By: /s/ Goldman, Sachs & Co.
         ----------------------------
            (Goldman, Sachs & Co.)

       On behalf of each of the Initial Purchasers

                                                                  EXHIBIT 4.7(A)

                                    ANNEX A


                 Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                  EXHIBIT 4.7(B)

                                    ANNEX B


                 Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.
       See "Plan of Distribution."

                                                                  EXHIBIT 4.7(C)

                                    ANNEX C

                              PLAN OF DISTRIBUTION


                 Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection
       with any such resale.  In addition, until                    , 199  , all
       dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus./*/

                 The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                 For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange


       --------------------

       /*/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

       Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                  EXHIBIT 4.7(D)

                                    ANNEX D


[ ] check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

       Name:
            -------------------------------------------------

       Address:
            -------------------------------------------------

            -------------------------------------------------

       If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.